UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 13, 2016

Core Resource Management, Inc.

(Exact name of registrant as specified in its charter)

NEVADA

(State or other jurisdiction of incorporation)

000-55010

(Commission File No.)

3131 E. Camelback Road

Suite 211

Phoenix, AZ 85016

(Address of principal executive offices and Zip Code)

(602) 314-3230

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03 Bankruptcy or Receivership.

On June 13, 2016, Core Resource Management Inc., fdba Core Royalties, fdba Nitro, fdba Direct Pet Health Holdings Inc., fdba Core - Chiltepin Holdings, Inc., fdba Core - Chiltepin Canadian Holdings, Inc. (the “Company” and/or the “Debtor”) filed a voluntary petition (the “Voluntary Petition”) in the United States Bankruptcy Court for the District of Arizona (the “Bankruptcy Court”) Case No. 2:16-BK-06712-BKM seeking relief under the provisions of Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”). Since its filing, the existing board of directors and officers of the Company have continued to operate its business in the ordinary course as a “debtor-in-possession,” subject to the supervision of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code and the orders of the Bankruptcy Court.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 7th day of July, 2016.

CORE RESOURCE MANAGEMENT, INC.

BY:	/s/ Dennis Miller
Dennis Miller, President/CEO